                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D)OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  December 31, 1998

                                 STRATASYS, INC.
               (Exact name of registrant as specified in charter)


         Delaware                        1-13400                 36-3658792
(State or other jurisdiction           (Commission)            (IRS Employer
      of incorporation)                File Number)          Identification No.)


14950 Martin Drive, Eden Prairie, Minnesota        55344
(Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code  (612) 937-3000


                                       N/A
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets.

         On December 31, 1998 (the "Effective Date"), Stratasys, Inc. (the "Registrant") purchased certain rapid prototyping technology (the "Technology") of SEK Technologies LLC ("SEK"), pursuant to a Technology Sale and Assignment Agreement (the "Agreement") dated as of December 21, 1998.

         The Technology consisted of (1) technological assets, including software, documentation and know-how and (2) tangible personal property, including machinery, equipment, supplies, tools, prototypes and components of the rapid prototyping technology and other related assets (the "Non-Technology Assets"). The Registrant intends to use the Non-Technology Assets in connection with the continuing development of the Technology.

         In consideration for the Technology, the Registrant agreed to pay SEK $5,945,709.04 in cash and to issue Warrants to purchase 128,000 shares of the Registrant's common stock, $.01 par value, exercisable at $13.875 per share. The purchase price was based principally on the amount that the Registrant would have paid had it exercised an existing option to purchase the Technology. The Registrant has paid the purchase price of the Technology from cash on hand. SEK has also submitted an invoice to the Registrant for $519,000 for ongoing development work with respect to the Technology.

         Scott Crump, the Chairman of the Board, President, Chief Executive Officer, and Treasurer of the Registrant, and Arnold Wasserman, a Director of the Registrant, each owns one Investment Unit in SEK, each of which constitutes approximately 6.66% of all SEK Investment Units. Mr. Crump is also a member of SEK's governing board, which consists of five members.


Item 7.           Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                           Not applicable.

         (b)      Pro Forma Financial Information.

                           Not applicable.

         (c)      Exhibits.

                   4.1. Form of Warrant issued by the Registrant to SEK on January 4, 1998.

                  10.1. Technology Sale and Assignment Agreement, between the Registrant and SEK, dated as of December 21, 1998 (without Schedules).*

                  10.2 User Agreement, between the Registrant and SEK, dated as of August 21, 1997 (without Schedules).*

                  10.3 Option Agreement, between the Registrant and SEK, dated as of August 21, 1997 (without Exhibit).*

                  10.4 Form of Registration Rights Agreement, between the Registrant and holders of Investment Unit in SEK, dated as of January 4, 1999.

                  99.1.    Press Release of the Registrant, dated January 4,
                           1999.


* Confidential treatment has been requested from the Securities and Exchange Commission for portions of this exhibit.

                                    SIGNATURE



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 15, 1999



                                              STRATASYS, INC.



                                               By:  /s/ S. Scott Crump
                                                    ----------------------------
                                                        S. Scott Crump
                                                        President

                                EXHIBIT INDEX
                                -------------

         Exhibit No.                       Description
         -----------                       -----------

             4.1. Form of Warrant issued by the Registrant to SEK on January 4, 1998.

            10.1. Technology Sale and Assignment Agreement, between the Registrant and SEK, dated as of December 21, 1998 (without Schedules).*

            10.2 User Agreement, between the Registrant and SEK, dated as of August 21, 1997 (without Schedules).*

            10.3 Option Agreement, between the Registrant and SEK, dated as of August 21, 1997 (without Exhibit).*

            10.4 Form of Registration Rights Agreement, between the Registrant and holders of Investment Unit in SEK, dated as of January 4, 1999.

            99.1.          Press Release of the Registrant, dated January 4,
                           1999.


* Confidential treatment has been requested from the Securities and Exchange Commission for portions of this exhibit.